Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Destiny Media Technologies Inc. (the "Company") on Form 10-Q for the six months ended February 28, 2026 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Hyonmyong Cho

Name:	Hyonmyong Cho

Title:	Chairman, Interim Chief Executive Officer
(Principal Executive Officer)

Date:	April 14, 2026

By:	/s/Assel Mendesh

Name:	Assel Mendesh
Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:	April 14, 2026